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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  May 26, 2000

                               UNITEL VIDEO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       1-8654                  23-1713238
----------------------------        ----------------        ------------------
(State or other jurisdiction        (Commission File         (I.R.S. Employer
   of incorporation)                    Number)             Identification No.)


555 West 57th Street, New York, New York                      10019
-----------------------------------------                   ---------
(Address of principal executive offices)                    (Zip Code)


                                  212-265-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
                         -------------------------------
                         (Former name or former address,
                          if Changed Since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On March 20, 2000, Unitel Video, Inc. (the "Company"), a debtor and debtor in possession in Case No. 99-2979 (PJW) in the United States Bankruptcy Court for the District of Delaware (the "Court") entered into an Asset Purchase Agreement (the "Agreement") with NEP Supershooters, Inc., (the "Buyer") relating to the sale of the Company's two digital mobile video vehicles and related equipment and personal property owned by the Company (the "Assets") for $6 million. On May 8, 2000, the Court entered an order approving the Agreement and the related sale. On May 26, 2000, the sale was consummated.

         On May 26, 2000, the Company discontinued the operations of its mobile video division.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)    Financial statements of business acquired:

                Not applicable

         (b)    Pro forma financial information:

                It is impractical for the Company to provide the required pro forma financial information at this time. The Company expects to file such information with the Securities and Exchange Commission on or before August 8, 2000.

         (c)    Exhibits:

                2.1 Asset Purchase Agreement, dated March 20, 2000, between the Company and NEP Supershooters, Inc.

                2.2: First Amendment to Asset Purchase Agreement, dated May 17, 2000, between the Company and NEP Supershooters, Inc.

                99.1:  The Company's press release, dated May 30, 2000

                99.2: Order authorizing and approving the Asset Purchase Agreement, the sale of certain of the Company's mobile division assets and all other transactions necessary to consummate the sale, entered May 8, 2000 by the United States Bankruptcy Court for the District of Delaware.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                              UNITEL VIDEO, INC.




Date: June 7, 2000                        By: /s/ Joel Getzler
                                              --------------------------------
                                              Joel Getzler
                                              Senior Vice President
                                              Getzler & Co., Inc.
                                                     for Unitel Video, Inc.




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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT                        DESCRIPTION
-------                        -----------
 2.1                   Asset Purchase Agreement, dated March 20, 2000,
                       between the Company and NEP Supershooters, Inc.
 2.2                   First Amendment to Asset Purchase Agreement, dated
                       May 17, 2000, between the Company and NEP
                       Supershooters, Inc.

99.1                   The Company's press release, dated May 30, 2000.

99.2                   Order authorizing and approving the Asset Purchase
                       Agreement, the sale of certain of the Company's mobile division assets and all other transactions necessary to consummate the sale, entered May 8, 2000 by the United States Bankruptcy Court for the District of
                       Delaware.